UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 31, 2019

QUORUM HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37550	47-4725208
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1573 Mallory Lane

Brentwood, Tennessee 37027

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (615) 221-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	QHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Quorum Health Corporation (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on May 31, 2019. The following describes the matters that were submitted to the vote of the stockholders of the Company at the Annual Meeting and the result of the votes on these matters:

(1) The stockholders elected each of the following persons as directors of the Company for terms that expire at the 2020 annual meeting of the stockholders of the Company and until his or her successor is elected and qualified, based on the following vote results:

Name	For	Against	Abstain	Broker Non-Votes
(a) Terry Allison Rappuhn	17,143,011	648,919	3,655	7,232,627
(b) Robert H. Fish	16,770,712	1,021,167	3,706	7,232,627
(c) Joseph A. Hastings, D.M.D.	16,678,702	1,113,220	3,663	7,232,627
(d) Jon H. Kaplan	17,419,145	210,736	165,704	7,232,627
(e) Barbara R. Paul, M.D.	17,583,210	208,580	3,795	7,232,627
(f) William Paul Rutledge	17,418,807	211,066	165,712	7,232,627
(g) Alice D. Schroeder	17,440,572	189,159	165,854	7,232,627
(h) R. Lawrence Van Horn, Ph.D.	17,417,463	374,453	3,669	7,232,627

(2) The stockholders approved the Quorum Health Corporation Amended and Restated 2016 Stock Award Plan, based on the following vote results:

For	Against	Abstain	Broker Non-Votes
15,707,020	2,073,555	15,010	7,232,627

(3) The stockholders approved the Quorum Health Corporation 2018 Restricted Stock Plan, based on the following vote results:

For	Against	Abstain	Broker Non-Votes
16,382,631	1,397,614	15,340	7,232,627

(4) The stockholders approved the advisory (non-binding) resolution regarding the compensation of the Company’s named executive officers, based on the following vote results:

For	Against	Abstain	Broker Non-Votes
16,393,603	1,387,939	14,043	7,232,627

(5) The stockholders ratified the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019, based on the following vote results:

For	Against	Abstain	Broker Non-Votes
23,992,026	775,763	260,423	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUORUM HEALTH CORPORATION (registrant)

By:	/s/ R. Harold McCard, Jr.
R. Harold McCard, Jr.
Senior Vice President, General Counsel, and Secretary

Date: May 31, 2019